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CUSIP No. 303051106                                                  Page 1 of 2


                                    Exhibit 1
                                    ---------

                             JOINT FILING AGREEMENT
                             ----------------------

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of February 10, 2006, that only one statement containing the information required by Schedule 13D, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of Factory Card & Party Outlet Corp., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.


                                        MIDWOOD CAPITAL PARTNERS, L.P.

                                        By: Midwood Capital Management, LLC
                                              General Partner

                                        By: /s/ David E. Cohen
                                        --------------------------------------
                                        David E. Cohen
                                        Manager


                                        MIDWOOD CAPITAL
                                        PARTNERS QP, L.P.

                                        By: Midwood Capital Management, LLC
                                              General Partner

                                        By: /s/ David E. Cohen
                                        --------------------------------------
                                        David E. Cohen
                                        Manager


                                        MIDWOOD CAPITAL
                                        MANAGEMENT, LLC

                                        By: /s/ David E. Cohen
                                        --------------------------------------
                                        David E. Cohen
                                        Manager

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CUSIP No. 303051106                                                  Page 2 of 2


                                        DAVID E. COHEN

                                        By: /s/ David E. Cohen
                                        --------------------------------------
                                        David E. Cohen


                                        ROSS D. DEMONT

                                        By: /s/ Ross D. DeMont
                                        --------------------------------------
                                        Ross D. DeMont